EXHIBIT 10.95
                                                                   -------------

                      PERFORMANCE HEALTH TECHNOLOGIES, INC.
                               427 Riverview Plaza
                                Trenton, NJ 08611
                            Telephone: (609) 656-0800
                            Facsimile: (609) 656-0869


Dear Holder of Promissory Note dated April 4, 2006:

     The Company is requesting your consent to an amendment of the maturity date of the above-referenced outstanding promissory note issued by the Company and held by you which has an amended maturity date of June 30, 2007 (the "Current Maturity Date") to a new maturity date of November 1, 2007 (the "New Maturity Date") and waiver of any event of default relating to the non-payment of such note as of June 30, 2007 (the "Waiver").

     Toward that end, we ask that you complete, sign and return this letter as soon as possible.

     Please take a moment to sign and return your consent by facsimile to 609-656-0869 or by mail in the enclosed envelope.

As of June 30, 2007                      Very truly yours,

                                         Dominique Prunetti Miller

                                         Dominique Prunetti Miller
                                         Secretary


The New Maturity Date and Waiver is accepted and agreed by the undersigned noteholder:


By: /s/ David Lenihan
    -----------------------
    David Lenihan
    August 1, 2007